SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )


Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement          [_]  Soliciting Material Under Rule
[_]  Confidential, For Use of the              14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials




                      MIDLAND CAPITAL HOLDINGS CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)   Title of each class of securities to which transaction applies:

________________________________________________________________________________
2)   Aggregate number of securities to which transaction applies:

________________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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4)   Proposed maximum aggregate value of transaction:

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[_]  Fee paid previously with preliminary materials:

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[_]  Check box if any part of the fee is offset as provided by Exchange Act Rule
     0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1)   Amount previously paid:

________________________________________________________________________________
     2)   Form, Schedule or Registration Statement No.:

________________________________________________________________________________
     3)   Filing Party:

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     4)   Date Filed:

________________________________________________________________________________

                     [MIDLAND CAPITAL HOLDINGS CORPORATION]

                                                              September 29, 2003

Dear Fellow Stockholder:

      On behalf of the Board of Directors and management of Midland Capital Holdings Corporation, we cordially invite you to attend Midland Capital's 2003 Annual Meeting of Stockholders. The meeting will be held at 2:00 p.m., local time, on October 22, 2003, at the main office of Midland Capital located at 8929
S. Harlem Avenue, Bridgeview, Illinois.

      In addition to the election of two directors, stockholders are being asked to ratify the appointment of Cobitz, VandenBerg & Fennessy as auditors for Midland Capital. Accordingly, your Board of Directors unanimously recommends that you vote for each of these proposals.

      We encourage you to attend the meeting in person. Whether or not you plan to attend, however, please read the enclosed proxy statement and then complete, sign and date the enclosed proxy and return it in the accompanying postpaid return envelope as promptly as possible. This will save Midland Capital additional expense in soliciting proxies and will ensure that your shares are represented at the meeting.

      Thank you for your attention to this important matter.

                                                     Very truly yours,

                                                     PAUL M. ZOGAS
                                                     Chairman of the Board,
                                                      President and Chief
                                                      Executive Officer

                      MIDLAND CAPITAL HOLDINGS CORPORATION
                            8929 South Harlem Avenue
                           Bridgeview, Illinois 60455
                                 (708) 598-9400

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         To be Held on October 22, 2003

     Notice is hereby given that the 2003 Annual Meeting of Stockholders of Midland Capital Holdings Corporation will be held at 2:00 p.m., local time, on October 22, 2003, at the main office of Midland Capital located at 8929 South Harlem Avenue, Bridgeview, Illinois.

      A proxy card and a proxy statement for the Meeting are enclosed. The Meeting is for the purpose of considering and acting upon:

      1.    The election of two directors of Midland Capital; and

      2. The ratification of the appointment of Cobitz, VandenBerg & Fennessy as independent auditors of Midland Capital for the fiscal year ending June 30, 2004; and

such other matters as may properly come before the meeting or any adjournments or postponements thereof. The Board of Directors is not aware of any other business to come before the meeting.

      Any action may be taken on any one of the foregoing proposals at the meeting on the date specified above, or on any date or dates to which the meeting may be adjourned or postponed. Stockholders of record at the close of business on September 22, 2003 are the stockholders entitled to vote at the meeting and any adjournments or postponements thereof. A complete list of stockholders entitled to vote at the meeting will be available at the main office of Midland Capital during the ten days prior to the meeting, as well as at the meeting.

      You are requested to complete, sign and date the enclosed form of proxy, which is solicited on behalf of the Board of Directors, and to mail it promptly in the enclosed postage paid return envelope. The proxy will not be used if you attend and vote at the meeting in person.

                                              By Order of the Board of Directors


                                              Paul M. Zogas
                                              Chairman of the Board, President
                                              and Chief Executive Officer

Bridgeview, Illinois
September 29, 2003

--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE MEETING. A PRE- ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF
--------------------------------------------------------------------------------

                                 PROXY STATEMENT

                      MIDLAND CAPITAL HOLDINGS CORPORATION
                            8929 South Harlem Avenue
                           Bridgeview, Illinois 60455
                                 (708) 598-9400

                              ---------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                                October 22, 2003

                              ---------------------

      This proxy statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Midland Capital Holdings Corporation to be used at the 2003 Annual Meeting of Stockholders to be held at the main office of Midland Capital located at 8929 South Harlem Avenue, Bridgeview, Illinois, on October 22, 2003 at 2:00 p.m., local time, and at all adjournments or postponements of the meeting. The accompanying Notice of Meeting, proxy card and this proxy statement are first being mailed to stockholders on or about September 29, 2003. Certain of the information provided herein relates to Midland Federal Savings and Loan Association, a wholly owned subsidiary of Midland Capital.

      At the meeting, the stockholders of Midland Capital are being asked to consider and vote upon (i) the election of two directors of Midland Capital and
(ii) the ratification of the appointment of Cobitz, VandenBerg & Fennessy as the Midland Capital's independent accountants for the fiscal year ending June 30, 2004. Your Board of Directors unanimously recommends that you vote for each of management's nominees for election as directors and for the ratification of the appointment of Cobitz, VandenBerg & Fennessy.

Vote Required and Proxy Information

      All shares of Midland Capital common stock, par value $.01 per share, represented at the meeting by properly executed proxies received prior to or at the meeting, and not revoked, will be voted at the Meeting in accordance with the instructions thereon. If no instructions are indicated, properly executed proxies will be voted for the nominees and the adoption of the proposal set forth in this proxy statement. Midland Capital does not know of any matters, other than as described in the Notice of Meeting, that are to come before the meeting. If any other matters are properly presented at the meeting for action, the persons named in the enclosed form of proxy and acting thereunder will have the discretion to vote on such matters in accordance with their best judgment.

      Directors shall be elected by a plurality of the votes present in person or represented by proxy at the meeting and entitled to vote on the election of directors. Votes withheld and broker non-votes will have no effect on the election of directors. The ratification of the appointment of auditors requires the affirmative vote of a majority of the votes cast on the proposal. Proxies marked to abstain will have the same effect as votes against the proposal to ratify the appointment of the independent auditors. Broker non-votes will have no effect on this proposal. One-third of the shares of the common stock, present in person or represented by proxy, shall constitute a quorum for purposes of the Meeting. Abstentions and broker non-votes are counted for purposes of determining a quorum.

      A proxy given pursuant to this solicitation may be revoked at any time before it is voted. Proxies may be revoked by: (i) filing with the Secretary of Midland Capital at or before the meeting a written notice of revocation bearing a later date than the proxy; (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of Midland Capital at or before the meeting; or (iii) attending the meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of a proxy). Any written notice revoking a proxy should be delivered to Charles A. Zogas, Secretary, at the address stated above.

Voting Securities and Principal Holders Thereof

      Stockholders of record as of the close of business on September 22, 2003, will be entitled to one vote for each share then held. As of that date, Midland Capital had 372,600 shares of common stock issued and outstanding. The following table sets forth information regarding share ownership of: (i) those persons or entities known by management to beneficially own more than five percent of Midland Capital's common stock, (ii) Midland Capital's Chief Executive Officer, and each other executive officer whose salary and bonus for fiscal 2003 exceeded $100,000 (the "Named Officers") and (iii) all directors, nominees and executive officers of Midland Capital and Midland Federal as a group.

            Beneficial Owner                Shares Beneficially Owned         Percent of Class
      ----------------------------------------------------------------------------------------
      Over 5% Beneficial Owners

      Algerd A. Brazis, Director                      21,725(1)                    5.83%
      8929 South Harlem Avenue
      Bridgeview, Illinois 60455

      Jeffrey S. Halis                                20,000(2)                    5.37%
      500 Park Avenue
      Fifth Floor
      New York, New York 10022

      Richard A. Horstman                             20,000(3)                    5.37%
      31 Boulder Wood Drive
      Bernardsville, New Jersey 07924

      Named Officers

      Paul M. Zogas, Chairman of the Board,          107,907(4)                   28.96%
        President and Chief Executive Officer
      8929 South Harlem Avenue
      Bridgeview, Illinois 60455

      Charles A. Zogas, Director, Executive           87,987(4)                   23.61%
        Vice President and Secretary
      8929 South Harlem Avenue
      Bridgeview, Illinois 60455

      Directors and executive officers               241,444(5)                   64.80%
       of the Company as a group
       (6 persons)

----------
(1) The above information is as reported in a Schedule 13D filed August 3, 1998, by Mr. Brazis. Mr. Brazis reported shared voting and investment power with his wife and the Algerd A. and Aldona Brazis Loving Trust with respect to the shares.

(2) The above information is as reported in a Schedule 13D filed June 29, 1999. Mr. Halis claimed sole voting and dispositive power in regards to all 20,000 shares.

(3) The above information as reported in a Schedule 13D filed September 9, 1993.

(4) Each person has reported sole voting and investment power with respect to the shares held by them, respectively.

(5) Includes shares held directly, held in retirement accounts, held by certain members of the named individuals' families, or held by trusts of which the named individuals may be deemed to have sole or shared voting or dispositive power.

                            I. ELECTION OF DIRECTORS

General

      Midland Capital's Board of Directors consists of six members. The Board of Directors is divided into three classes, each of which contains one-third of the Board of Directors. One-third of the directors are elected annually. Directors of Midland Capital are generally elected to serve for a three-year period or until their respective successors are elected and qualified.

      The table below sets forth certain information regarding the present members and nominees of Midland Capital's Board of Directors. The Board of Directors acting as the nominating committee has recommended and approved the nominees identified in the following table. Algerd Brazis and Charles A. Zogas have been nominated for terms of three years. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to a nominee) will be voted at the meeting "FOR" the election of the nominees identified below. If a nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute nominee as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why the nominees may be unable to serve, if elected. Except as disclosed herein, there are no arrangements or understandings between the nominees and any other person pursuant to which the nominees were selected.

                                                                                              Shares of
                                            Position(s) Held                                 Common Stock     Percent
                                             in the Company            Director   Term to    Beneficially       of
           Name             Age(1)         and the Association         Since(2)    Expire       Owned(3)       Class
---------------------------------------------------------------------------------------------------------------------
                                                       NOMINEES

Algerd Brazis                 88     Director                            1976       2006         21,725         5.83%
Charles A. Zogas              49     Director, Executive Vice            1983       2006         87,987        23.61%
                                       President and Secretary

                                            DIRECTORS CONTINUING IN OFFICE

Jonas Vaznelis                83     Director                            1977       2004          3,925         1.05%
Paul M. Zogas                 48     Chairman of the Board, President    1982       2004        107,907        28.96%
                                      and Chief Executive Officer

Michael J. Kukanza            43     Director                            1996       2005         11,725         3.15%
Richard Taylor                53     Director and Vice President         1990       2005          8,175         2.19%

----------
(1)   At June 30, 2003.

(2)   Includes service as a director of the Association.

(3) Amounts include shares held directly as well as shares held by certain members of the named individuals' families with respect to which shares the respective directors may be deemed to have sole or shared voting and/or investment power.

      The business experience of each director of Midland Capital is set forth below. All directors have held their present position for at least five years unless otherwise indicated.

      Michael J. Kukanza. Mr. Kukanza was elected to the Board of Directors in October 1996. Mr. Kukanza is a self-employed private investor. Mr. Kukanza was a founding General Partner of Compass Asset Management, L.L.C., a Chicago-based asset management company, from 1997 to 2003. Prior to joining Compass Asset Management, Mr. Kukanza was Senior Vice President, Global Foreign Exchange Options Head at NationsBanc-CRT until April 1996. Prior to that position, Mr. Kukanza was Managing Director responsible for Global Foreign Exchange Options at Merrill Lynch & Company based both in New York and London from April 1989 to September 1994. Before joining Merrill Lynch, Mr. Kukanza was a Principal in Equity Options at O'Connor & Associates, based in Chicago, beginning in September 1982. Mr. Kukanza holds a BA degree in Economics from the University of Chicago.

      Richard Taylor. Mr. Taylor joined Midland Federal in 1972. Since joining Midland Federal in 1972, he has held various lending positions and has held the position of Vice President in Charge of Lending since 1982. Mr. Taylor holds a BS degree from Illinois State University, and is also a licensed real estate and insurance broker.

      Algerd Brazis. Mr. Brazis retired as the owner of Al's Hilltop Lounge located in Justice, Illinois in 1983. Mr. Brazis is a Director of the Knights of Lithuania Mid-America District and is an Officer of the Lithuanian Chamber of Commerce.

      Charles Zogas. Mr. Zogas has been the Executive Vice President and the Chief Operations Officer of Midland Federal since 1982. He was elected a Director in 1983, and also serves as Secretary and Treasurer. Mr. Zogas holds a BS degree from the University of Notre Dame in Notre Dame, Indiana, and a Juris Doctor degree from IIT/Chicago - Kent College of Law. Mr. Zogas also provides legal services from time to time to private clients. Mr. Zogas is the brother of Paul Zogas.

      Jonas Vaznelis. Mr. Vaznelis retired as the owner and President of Gifts International located in Chicago, Illinois, in 1995. Mr. Vaznelis is a member of the Lithuanian Community Council of Chicago, Illinois, and the Lithuanian Foundation, Inc. He is also a committee member of the Board of Zoning Appeals for Beverly Shores, Indiana.

      Paul Zogas. Mr. Zogas has been Chairman of the Board, President and Chief Executive Officer since 1983, and a Director since 1982. Mr. Zogas holds a BA degree in Economics from the University of Michigan in Ann Arbor, and a Juris Doctor degree from De Paul University College of Law in Chicago. Mr. Zogas provides legal services from time to time to private clients. Mr. Zogas is the brother of Charles Zogas.

Meetings and Committees of the Board of Directors

      Meetings of the Midland Capital's Board of Directors are generally held on a quarterly basis. The Board of Directors met six times during fiscal 2003. During fiscal 2003, no incumbent director of Midland Capital attended fewer than 75% of the aggregate of the total number of Board meetings and the total number of meetings held by the committees of the Board of Directors on which he served.

      The Board of Directors has established Executive, Audit, Loan, Asset/Liability, Compensation and Stock Option and Incentive Plan committees.

      The Executive Committee, consisting of Directors P. Zogas, C. Zogas and Brazis, meets on an as needed basis to exercise the power of the Board in between Board meetings. This committee did not meet during the fiscal year ended June 30, 2003.

     The Compensation Committee, composed of Directors P. Zogas, Kukanza, Brazis, and Vaznelis, meets at least annually to make compensation recommendations. This committee met once for the fiscal year ended June 30, 2003.

      The Stock Option and Incentive Plan Committee, composed of Directors Brazis and Vaznelis, meets to make awards under the Stock Option Plan. This committee did not meet during the fiscal year ended June 30, 2003.

      The Audit Committee consisting of Directors Brazis, Kukanza and Vaznelis meets as needed to review recommendations of the internal auditor, and annually to review the annual audit by the independent auditors. In fiscal 2003, this committee met once at the company level. Midland Federal's Audit Committee has the identical makeup of Midland Capital's Audit Committee and met three times during fiscal 2003.

      The entire Board of Directors acts as a nominating committee for selecting nominees for election as directors. Nominations of persons for election to the Board of Directors may be made only by or at the direction of the Board of Directors or by any stockholder entitled to vote for the election of directors who complies with the notice procedures set forth below.

      Pursuant to the Company's bylaws, nominations for election as directors by stockholders must be made in writing and delivered to the Secretary of the Company at least 70 days prior to the annual meeting date. If, however, the date of the meeting is first given or made to stockholders less than 80 days prior to the date of the meeting, nominations must be received by the Company not later than the close of business on the tenth day following the earlier of the day on which notice of the date of the meeting is mailed to stockholders or the day on which public disclosure of the date of the meeting is first made. In addition to meeting the applicable deadline, nominations must be accompanied by certain information specified in the Company's bylaws.

Director Compensation

      Directors fees are paid to directors in the amount of $1,100 for each regular meeting of the board attended and $150 for each special meeting attended in fiscal 2003. Non-employee directors received a fee in the amount of $150 for each committee meeting attended.

Executive Compensation

      The following table sets forth information regarding compensation paid or accrued by Midland Capital and Midland Federal to their Chief Executive Officer and Vice President for services rendered during the past three fiscal years. No other executive officer made in excess of $100,000 during the year ended June 30, 2003.

==============================================================================================================================
                                              SUMMARY COMPENSATION TABLE
------------------------------------------------------------------------------------------------------------------------------
                                  Annual Compensation                                                  Awards
---------------------------------------------------------------------------------------------------------------
                                                                                                     Restricted
                                                                                      Other Annual      Stock       All Other
        Name and Principal                                 Salary         Bonus       Compensation     Award(s)   Compensation
            Position                         Year          ($)(1)          ($)           ($)(2)         ($)(3)        ($)(4)
------------------------------------------------------------------------------------------------------------------------------
Paul Zogas, Chairman of the Board,           2003         $179,749        $11,675        $3,300        $    --        $  --
  President and Chief Executive Officer      2002          173,295         12,566         3,300             --           --
                                             2001          165,546             --         1,247         21,625           --
------------------------------------------------------------------------------------------------------------------------------
Richard Taylor, Vice President               2003         $108,984        $ 6,705        $   --        $    --        $  --
                                             2002          105,199          7,216            --             --           --
                                             2001          102,529             --            --          8,625           --
==============================================================================================================================

----------
(1) Includes directors fees paid to Mr. Zogas and Mr. Taylor of $13,200 for the years ended June 30, 2002 and 2001 and $7,800 for the year ended June 30, 2000.

(2)   Represents club dues paid to Mr. Zogas.

(3) Represents the dollar value of shares of Midland Capital's stock vested during the 2001 fiscal year and granted pursuant to a Company restricted stock plan, based on the closing price of the common stock of $25.00 on June 30, 2001. Mr. Zogas vested in 865 shares in 2001. Mr. Taylor vested in 345 shares in 2001. There was a grant of 4,313 shares of stock under this plan to Mr. Zogas and 1,725 shares to Mr. Taylor, which vested in five equal installments with the first vesting starting on November 20, 1996.

(4) Consists of other personal benefits which, in aggregate, did not exceed 10% of total salary and bonuses reported.

      No stock appreciation rights, limited stock appreciation rights or stock options were granted to Mr. Zogas or Mr. Taylor during the fiscal year ended June 30, 2003.

      Employment Agreement with Paul Zogas. Midland Capital has a three year employment agreement with Paul Zogas. The agreement with Paul Zogas provides for an annual base salary in an amount not less than Mr. Zogas's salary as of the effective date of the agreement. The term of the agreement is automatically extended daily by one day so that the term is always three years, unless Midland Capital has given Mr. Zogas 90 days' advance notice that the term is not to be extended. The agreement provides for termination upon Mr. Zogas's death, for cause or in the case of certain other events specified in the agreement.

      If Mr. Zogas's employment is "involuntarily terminated" by Midland Capital other than in connection with or within 36 months after a change in control of Midland Capital or Midland Federal, he will be entitled to receive (i) payment of his base salary during the remaining term of the agreement in the same manner and at the same times received by him while employed and (ii) for the remaining term of the agreement, substantially the same health insurance benefits as he receives as of the date of termination. The term "involuntary termination" means termination by Midland Capital or Midland Federal other than for cause or due to the retirement, death or disability of Mr. Zogas, and includes a material reduction of Mr. Zogas's current duties, benefits and responsibilities.

      If Mr. Zogas's employment is involuntarily terminated in connection with or within 36 months after a change in control of Midland Capital or Midland Federal, he will be entitled to receive (i) a lump sum cash payment equal to 299% of his "base amount" of compensation and (ii) for the remaining term of the agreement substantially the same health insurance benefits as he receives as of the date of termination. The lump sum payment is subject to reduction to ensure that all amounts payable by Midland Capital and Midland Federal to him in connection with a change in control are deductible by Midland Capital or Midland Federal for federal income tax purposes.

      Employment Agreement with Richard Taylor. Midland Federal has an employment agreement with Richard Taylor for a one year term. The employment agreement with Richard Taylor provides for an initial base salary equal to his salary in effect on the date of the contract, with an annual raise to be determined by the Board of Directors. The contract automatically extends for one year at each anniversary date (provided that there is a performance review of the employee) until either the Association or Mr. Taylor gives written notice to the contrary. The contract provides for termination upon Mr. Taylor's death, for cause or in certain events specified by regulations of the Office of Thrift Supervision. Under the terms of the contract, in the event that Mr. Taylor is terminated in connection with a change in control, he may be entitled to be paid for the remaining term of his contract as well as to receive a payment equal to one year's salary.

     The contracts provide, among other things, for participation in an equitable manner in employee benefits applicable to executive personnel. The employment contract may have an "anti-takeover" effect that could affect a proposed future acquisition of control of Midland Federal by rendering it more time consuming and expensive to remove the subject employee.

Pension Plan

      Defined Benefit Pension Plan. Midland Federal sponsors a defined benefit pension plan. Eligible employees participate in the pension plan after they attain age 21 and following the completion of 12 months of service, provided the employee has completed at least 1,000 hours of work during such 12-month period. The pension plan is funded solely through contributions made by the Association.

      The table below sets forth, as of June 30, 2003, estimated annual pension benefits for individuals at age 65 payable in the form of benefit for various levels of compensation and years of service. The figures in this table are based upon the assumption that the individual is currently age 65 as of June 30, 2003 with a specified number of years of service. At June 30, 2003, the estimated credited years of service of Mr. P. Zogas was 25 and of Mr. R. Taylor was 31.

                              Annual Pension Benefit Based on Years of Service
          Average Annual     ---------------------------------------------------
           Compensation         10            20             30             40
          --------------     -------       -------        -------        -------
              $20,000        $ 2,000       $ 4,000        $ 6,000        $ 8,200
               40,000          4,900         9,800         14,700         20,200
               60,000          7,900        15,800         23,700         32,200
               80,000         10,900        21,800         32,700         44,200
              100,000         13,900        27,800         41,700         56,200
              120,000         16,900        33,800         50,700         68,200
              140,000         19,900        39,800         59,700         80,200

Report of the Audit Committee of the Board of Directors

      Membership and Role of the Audit Committee. The Audit Committee consists of the following members of Midland Capital's Board of Directors: Brazis, Kukanza and Vaznelis. Each of the members of the Audit Committee is believed to be independent as defined under the National Association of Securities Dealers' current listing standards.

      Company management is primarily responsible for the Company's financial reporting and its internal and disclosure controls. However, the Audit Committee is responsible for the relationship between the Company and its independent auditor. The Board of Directors has recently adopted an audit committee charter. Under this charter, the Committee also receives reports with respect to financial reporting, internal controls, disclosure controls and internal controls over financial reporting. In addition, under this charter, the Committee reviews the Company's unaudited interim financial statements and audited year end financial statements. A copy of the audit committee charter, is attached hereto as Appendix A.

      During the Audit Committee's meetings during fiscal 2003 and thereafter:

o Management represented to the Audit Committee that the Company's consolidated financial statements for the year ended June 30, 2003 were prepared in accordance with generally accepted accounting principles.

o The Audit Committee reviewed and discussed such consolidated financial statements with management and the independent auditor.

o The Audit Committee discussed with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61, including the quality (not just the acceptability) of the relevant accounting principles, the reasonableness of the significant judgments, and the clarity of the included disclosures.

o The Audit Committee received the written disclosures and the letter from the independent auditor required by the Independence Standards Board Standard No. 1 (Independence Discussions With Audit Committees) and discussed with the independent auditor its independence from the Company and management.

o The Audit Committee members reviewed the overall scope and plans for the 2003 audit.

o The Audit Committee met with the independent auditor (with and without management present) to discuss the results of its examination, its evaluation of the Company's internal controls, and the overall quality of the Company's financial reporting.

      In performing these functions, the Audit Committee acted only in an oversight capacity. In this oversight role, the Audit Committee relied on the work and assurances of the Company's management, which has the primary responsibility for financial statements and reports, and on the independent auditor which, in its report, expressed an opinion on the conformity of the Company's financial statements to generally accepted principles. The Audit Committee's oversight did not provide it with an independent basis to determine whether management maintained appropriate accounting and financial accounting standards and complied with applicable laws and regulations. Furthermore, the Audit Committee's review and discussions with management and the independent auditor did not assure that the Company's financial statements were audited in accordance with generally accepted auditing standards or that the Company's independent auditor was in fact "independent."

      In reliance on the above, the Audit Committee recommended to the Board of Directors, and the board has approved, that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended June 30, 2003 for filing with the Securities and Exchange Commission. The Audit Committee and the Board of Directors also have approved, subject to stockholder ratification, the selection of the Company's independent auditor for fiscal 2004.

       Algerd Brazis            Michael J. Kukanza       Jonas Vaznelis

Certain Relationships and Related Transactions

      Midland Federal, like many financial institutions, has followed a policy of granting loans to eligible officers, directors and employees for the financing of their personal residences. Loans are made in the ordinary course of business on substantially the same terms and conditions as those of comparable transactions prevailing at the time, and do not involve more than the normal risk of collectibility or present other unfavorable features. Federal law requires that all such transactions with officers and directors be on terms and conditions comparable to those for similar transactions with non-affiliates.

      No loans with reduced interest rates or fees were outstanding to any of its directors and officers whose aggregate indebtedness exceeded $60,000 at any time during the year ended June 30, 2003.

                 II. RATIFICATION OF THE APPOINTMENT OF AUDITORS

      The Board of Directors has appointed Cobitz, VandenBerg & Fennessy to be its auditors for the 2004 fiscal year, subject to the ratification of the appointment by Midland Capital's stockholders. A representative of Cobitz, VandenBerg & Fennessy is expected to attend the annual meeting to respond to appropriate questions and will have an opportunity to make a statement if he or she so desires.

      During the fiscal year ended June 30, 2003, Cobitz VandenBerg & Fennessy provided various audit and non- audit services to Midland Capital. The following table sets forth the fees billed to Midland Capital by Cobitz VandenBerg & Fennessy, its independent auditor for each of the last two fiscal years.

              Nature of Fees                    Fiscal 2003          Fiscal 2002
--------------------------------------------------------------------------------
Audit Fees                                        $50,525             $49,200
(includes review of SEC Reports)

Other Audit Related Feeds                         $    --             $    --
(includes other services related to audit)

Tax Related Fees                                  $    --             $    --

All other fees                                    $    --             $    --

      Under the current policy of the Company's Audit Committee, all services provided by the Company's independent auditor to the Company must first be preapproved by the Audit Committee. The Audit Committee of Midland Capital's Board of Directors determined that the provision of services is compatible with maintaining the independence of Cobitz, VandenBerg & Fennessy.

      The Board of Directors recommends that you vote "FOR" the ratification of the appointment of Cobitz, VandenBerg & Fennessy as Midland Capital's independent auditors for the fiscal year ending June 30, 2004.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Exchange Act requires the Company's directors and executive officers, and persons who beneficially own more than 10% of the Common Stock, to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of the Common Stock. Officers, directors and greater than 10% beneficial owners are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

      To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended June 30, 2003, all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners were met.

                              SHAREHOLDER PROPOSALS

      In order to be eligible for inclusion in Midland Capital's proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at Midland Capital's office, 8929 South Harlem Avenue, Bridgeview, Illinois 60455, no later than June 24, 2004. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended, the Company's certificate of incorporation and bylaws and applicable law.

      To be considered for presentation at the next annual meeting (although not necessarily for inclusion in the Company's proxy materials), proposals must be received at Midland Capital's main office later than August 23, 2004, provided however, that in the event that the date of next year's annual meeting is held before October 23, 2004 or after December 21, 2004, the stockholder proposal must be received on or before the close of business on the later of the 60th day prior to such annual meeting or the tenth day following the day on which notice of the date of the annual meeting is mailed or public announcement of the date of such meeting is made.

                                  OTHER MATTERS

      The Board of Directors is not aware of any business to come before the Meeting other than the matters described above in this proxy statement. However, if any other matters should properly come before the Meeting, it is intended that holders of the proxies will act in accordance with their best judgment.

      The cost of solicitation of proxies will be borne by Midland Capital. Midland Capital will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Midland Capital common stock. In addition to solicitation by mail, directors and officers of Midland Capital and its regular employees may solicit proxies personally or by telegraph or telephone, without additional compensation.

                                         By Order of the Board of Directors


                                         Paul Zogas
                                         Chairman of the Board, President
                                         and Chief Executive Officer

Bridgeview, Illinois
September 29, 2003

                                   APPENDIX A

                      MIDLAND CAPITAL HOLDINGS CORPORATION

                    AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

                                     CHARTER

PREAMBLE

This Audit Committee Charter (the "Charter") has been adopted by the Board of Directors of Midland Capital Holdings Corporation (the "Company"). The Audit Committee of the Board shall review and reassess this charter annually and recommend any proposed changes to the Board for approval.

OBJECTIVES OF COMMITTEE

o To provide assistance to the Board of Directors in fulfilling its fiduciary responsibilities to oversee management's activities relating to accounting, record keeping, financial reporting, internal controls, disclosure controls and internal control over financial reporting.

o Provide a vehicle and establish a forum for the free and open communication of views and information among the Company's directors, independent public accounting firm, internal auditor and management.

o To review the independence of the Company's independent public accounting firm and the objectivity of internal auditor.

o     To review the adequacy and reliability of disclosures to stockholders.

o To perform the audit committee functions specified by the Securities and Exchange Commission and the Electronic Bulletin Board of the National Association of Securities Dealers, Inc.

o To establish and maintain a system for confidential complaints regarding the Company's accounting, financial reporting, internal controls, disclosure controls and internal control over financial reporting.

o The committee's duties do not include planning or conducting external or internal audits or determining that the Company's financial statements are complete, accurate and in accordance with generally accepted accounting principles. Nor is it the duty of the committee to assure compliance with laws and regulations. These are the responsibilities of management.

ROLES AND RESPONSIBILITIES

The responsibilities of the committee, if not performed by the Board of Directors, shall include the following:

Independent Auditors:

o Appoint an independent public accounting firm for the purpose of auditing the Company's financial statements and, if and when required, attesting to its internal control over financial reporting.

o Assess the qualifications of the Company's public auditing firm and its lead engagement partner. Oversee and evaluate the performance of such person and firm; if necessary, remove them.

o Obtain annually from the Company's independent public auditing firm a formal written statement describing all relationships between the firm and the Company, consistent with Independence Standards Board Standard Number
      1. Discuss with the Company's independent public auditing firm any relationships that may impact the objectivity and independence of such firm and take, or recommend that the Board take, appropriate actions with respect to the independence of such firm from the Company.

o Resolve any disagreements between management and the Company's independent public auditing firm regarding accounting, financial reporting, internal controls, disclosure controls, internal control over financial reporting and similar matters.

o Approve, in advance, all audit and non-audit services to be performed for the Company by its independent public auditing firm, subject to applicable law and regulation. Negotiate and approve all fees and engagement terms of the Company's independent public auditing firm for audit and non-audit services.

o     Obtain assurance from the Company's independent public auditing firm that
      Section 10A(b) of the Exchange Act has not been implicated.

o Review with the Company's independent public auditing firm the plan, procedures and scope of its annual audit of the Company's financial statements.

Financial Reporting Review:

o Review at least annually critical accounting policies, alternate treatments within GAAP and significant assumptions and estimates with respect to the Company's financial statements with its management and independent public auditing firm. In connection with such review, review the financial accounting and reporting treatments preferred by the Company's independent auditing firm.

o Review and discuss the Company's audited financial statements with management and the Company's independent public auditing firm including all of the matters indicated in Statement of Auditing Standards Number 61. Based on such review, recommend to the board whether such audited financial statements should be included in the Company's Annual Report on Form 10-KSB and Annual Report to Stockholders for the relevant fiscal year.

o Review material written communications between the Company's independent public auditing firm and management including the management letter and schedule of unadjusted differences.

o Review and discuss with management and Company's independent public auditing firm on at least an annual basis the Company's disclosure of off-balance sheet data and non-financial data.

o Review any pro forma data to be included in the Company's public financial reports.

o     Review any proposed earnings announcement or financial press release.

o Review prior to filing the Company's Annual Reports on Form 10-KSB, Quarterly Reports on Form 10-QSB and any other SEC disclosure filings.

o Monitor the efforts of management and the Company's independent public auditors to cure any deficiencies noted in its financial statements or accounting process.

Internal Controls, Disclosure Controls and Internal Control over Financial
Reporting:

o Oversee the selection, compensation and performance of the Company's internal auditor. Assess the qualifications and independence of the Company's internal auditor.

o Discuss with the Company's management, independent public auditing firm and internal auditor the organization, scope, objectivity, budget and staffing of the Company's internal audit.

o Determine that no restrictions are placed upon the scope of the internal audit. Assess reports regarding computer systems, facilities and backup systems.

o Review regulatory examination reports and internal audit reports and monitor management's compliance efforts.

o Review with the Company's independent public auditing firm, internal auditor and management, the adequacy and effectiveness of the Company's internal controls, accounting and financial controls, disclosure controls and, if and when implemented, internal control over financial reporting.

o Review reports of management and the Company's independent public auditing firm on internal and quality controls including, if and when required by applicable law or regulation, management's report on and the independent public auditing firm attestation on internal control over financial reporting.

o Discuss with management on a quarterly basis its review and conclusions regarding the Company's disclosure controls and whether there has been any changes in the Company's internal control over financial reporting.

Other:

o Discuss the Company's legal and regulatory compliance with the Company's Chief Compliance Officer on at least an annual basis.

o Review and, to the extent required under applicable SEC and NASD rules, approve all transactions with related parties.

o Establish procedures for (a) the receipt, retention and treatment of any complaints received by the Company regarding accounting, financial reporting, internal control or auditing matters and (b) the confidential, anonymous submission by the Company's employees of concerns regarding questionable accounting, financial reporting, internal controls, internal control over financial reporting and auditing matters.

o     Reassess the adequacy of this Charter at least annually.

ORGANIZATION

o The committee shall consist of a minimum of three outside directors of the Company. All members must be (i) financially literate, (ii) able to read and understand financial statements and (iii) able to satisfy applicable NASD and SEC requirements with respect thereto. In addition, if required by applicable SEC or NASD regulation, at least one member shall have financial reporting knowledge and experience that would qualify him or her as an audit committee financial expert within the meaning of such regulation.

o All members of the committee must be free from any relationship with the Company which would interfere with their independent judgement. Other than in his or her capacity as a member of the board of directors or any committee thereof, no audit committee member shall accept directly or indirectly any fee or other compensation from the Company or any subsidiary and no audit committee member may be an affiliated person of the Company. No audit committee member or any of his family members shall have been employed by the Company, its independent public auditing firm or any of their affiliates or, received any payments from the Company (except as set forth above), its independent public accounting firm or any of their affiliates over the last three years. All audit committee members must comply with the independence requirements of the NASD and the SEC.

o Required Meetings. The committee shall meet at least four times a year and more frequently as circumstances require. The timing of meetings shall be determined by the committee. However, at least once per year, the committee shall have private meetings with each of the Company's independent public auditing firm, management and the internal auditor.

o One member of the committee shall be appointed as chairman. The chairman shall be responsible for leadership of the committee, including scheduling and presiding over meetings, preparing agendas, and making regular reports to the board. The chairman will also maintain regular liaison with the Company's CEO, CFO, the lead partner of its independent public auditing firm, the internal auditor and the general counsel.

o The committee shall have the power to conduct or authorize investigations into any matters within its scope of responsibilities. The committee is empowered to engage independent counsel and such other advisers as it determines necessary or appropriate to carry out its duties.

                                REVOCABLE PROXY
                      MIDLAND CAPITAL HOLDINGS CORPORATION

[X]PLEASE MARK VOTES
   AS IN THIS EXAMPLE

                         Annual Meeting of Stockholders
                                October 22, 2003

The undersigned hereby appoints the Board of Directors of Midland Capital Holdings Corporation (the "Company"), and its survivor, with full powers of substitution, to act as attorney and proxy for the undersigned to vote all shares of common stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders, to be held on October 22, 2003, at 2:00 p.m., local time, and at any and all adjournments thereof, as follows:


                                 With-                For All
         For                     hold                 Except
         [ ]                      [ ]                  [ ]

I. The election as directors of all nominees listed (except as marked to the contrary below):

ALGERD BRAZIS (3-year term)
CHARLES A. ZOGAS (3-year term)

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

         For                     Against              Abstain
         [ ]                       [ ]                  [ ]

II. The ratification of the appointment of Cobitz, VandenBerg & Fennessy as independent auditors for the Company for the fiscal year ending June 30, 2004.

In their discretion, the proxies are authorized to vote upon any other business matters that may properly come before the Meeting or any adjournment thereof.

The Board of Directors recommends a vote "FOR" the election of the nominees listed above and "FOR" the ratification for the appointment of Cobitz, VandenBerg & Fennessy.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE NOMINEES LISTED ABOVE AND FOR THE RATIFICATION FOR THE APPOINTMENT OF COBITZ, VANDENBERG & FENNESSY. IF ANY OTHER BUSINESS IS PRESENTED AT THIS MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

          Please be sure to sign and date this proxy in the box below.



         ------------------------------------------------------------
                                      Date


         ------------------------------------------------------------
                             Stockholder sign above


         ------------------------------------------------------------
                         Co-holder (if any) sign above

    Detach above card, sign, date and mail in postage-paid envelope provided.

                      MIDLAND CAPITAL HOLDINGS CORPORATION

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

     Should the above signed be present and elect to vote at the Meeting or at any adjournment thereof, and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, then the power of such attorney and proxy shall be deemed terminated and of no further force and effect.

     The above signed acknowledges receipt from the Company, prior to the execution of this proxy, of a Notice of the Meeting, a proxy statement and the Company's Annual Report to Stockholders for the fiscal year ended June 30, 2003.

     Please sign exactly as your name appears above on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title.

     If shares are held jointly, each holder should sign.

    PLEASE PROMPTLY COMPLETE, DATE, SIGN AND MAIL THIS PROXY IN THE ENCLOSED
                             POSTAGE-PAID ENVELOPE

If your address has changed, please correct the address in the space provided below and return this portion with the proxy in the envelope provided.


---------------------------------

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